                            Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                    Institutional Shares and Service Shares

                      Supplement Dated September 25, 2000
        to Statements of Additional Information Dated January 31, 2000,
                 As Supplemented July 1, 2000 and July 28, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' STATEMENTS OF ADDITIONAL INFORMATION. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE FUNDS' STATEMENTS OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE CURRENT STATEMENTS OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF A STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-29JANUS.

I. The following replaces the information about Janus Capital's ownership under the heading "Investment Adviser and Administrator:"

      Stilwell Financial Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold.

II. Effective September 25, 2000, James P. Craig is no longer a Trustee or a Vice President of the Funds.

III. Effective September 25, 2000, Steven R. Goodbarn is no longer Vice President and Chief Financial Officer of the Funds.